Exhibit 10.7

____________ __, 2014

Sino Mercury Acquisition Corp.

590 Madison Avenue, 21st Floor

New York, New York 10022

Re: Initial Public Offering

Gentlemen:

This letter is being delivered to you in connection with the proposed underwritten initial public offering (the “IPO”) of the units (the “Units”) of Sino Mercury Acquisition Corp., a Delaware corporation (the “Company”). Each Unit will be comprised of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and one right (“Right”) to receive one-tenth of one share of Common Stock upon consummation of the Company’s initial business combination. The IPO is anticipated to be conducted pursuant to the terms of an Underwriting Agreement (the “Underwriting Agreement”) to be entered into by and between the Company and Cantor Fitzgerald & Co. (the “Underwriter”). The undersigned is considering purchasing _____ Units in the IPO. Certain capitalized terms used herein are defined in paragraph 6 hereof.

In order to induce the Company and the Underwriter to enter into the Underwriting Agreement and to proceed with the IPO:

1. The undersigned will not sell, assign, transfer, pledge, encumber, hypothecate or otherwise dispose (each a “Transfer”) of the shares of Common Stock acquired by it, if any, in the IPO prior to the consummation of a Business Combination; provided, however, that the undersigned may Transfer any such shares of Common Stock if, and only if, the prospective transferee executes a written agreement pursuant to which such transferee is bound by the same terms and conditions of this letter agreement. The undersigned understands and acknowledges that the certificates representing the Units purchased by him, her or it in the IPO will bear a legend indicating the foregoing restriction on Transfers.

2. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all shares of Common Stock acquired in the IPO, if any, in favor of such Business Combination.

3. The undersigned hereby waives his, her or its right to exercise conversion rights, as described in the Registration Statement, with respect to any shares of Common Stock acquired in the IPO, if any, and agrees that he, she or it will not seek conversion with respect to such shares in connection with any vote on a Business Combination with respect thereto.

4. The undersigned has full right, power and authority, without violating any law, agreement or organizational document by which he, she or it is bound, to enter into this letter agreement.

5. In connection with Section 5-1401 of the General Obligations Law of the State of New York, this letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law that would result in the application of the substantive law of another jurisdiction. The parties hereto agree that any action, proceeding or claim arising out of or relating in any way to this letter agreement shall be resolved through final and binding arbitration in accordance with the International Arbitration Rules of the American Arbitration Association (“AAA”). The arbitration shall be brought before the AAA International Center for Dispute Resolution’s offices in New York City, New York, will be conducted in English and will be decided by a panel of three arbitrators selected from the AAA Commercial Disputes Panel and that the arbitrator panel’s decision shall be final and enforceable by any court having jurisdiction over the party from whom enforcement is sought. The cost of such arbitrators and arbitration services, together with the prevailing party’s legal fees and expenses, shall be borne by the non-prevailing party or as otherwise directed by the arbitrators. The undersigned hereby appoints, without power of revocation, Graubard Miller 405 Lexington Avenue New York, New York 10174 Fax No.: (212) 818-8881 Attn: David Alan Miller, Esq., as its agent to accept and acknowledge on its behalf service of any and all process which may be served in any arbitration, action, proceeding or counterclaim in any way relating to or arising out of this letter agreement.

6. As used herein, (i) a “Business Combination” shall mean a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities, or entering into contractual arrangements that give the Company control over such businesses or entities, all as more fully described in the Registration Statement; and (ii) “Registration Statement” means the registration statement on Form S-1 (File No. 333-197515), as amended, filed by the Company with the Securities and Exchange Commission with respect to the IPO.

7. Any notice, consent or request to be given in connection with any of the terms or provisions of this letter agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or facsimile transmission.

8. No party hereto may assign either this letter agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This letter agreement shall be binding on the parties hereto and any successors and assigns thereof. The Underwriter is a third-party beneficiary of this letter agreement.

9. The undersigned acknowledges and understands that the Underwriter and the Company will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO.

__________________

Print Name

__________________

Signature

Accepted and Agreed:

Sino Mercury Acquisition Corp.

By: ___________________________

Name:

Title: